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                                   EXHIBIT 10.102

                               TRIMARK HOLDINGS, INC.

                       Non-qualified Stock Option Granted Under
                The Trimark Holdings, Inc. 1999 Directors' Option Plan

                                                               Certificate No. 2


          Option granted on January 8, 1999 (the "Date of Grant") by Trimark Holdings, Inc., a Delaware corporation (the "Company"), to Matthew H. Saver (the "Optionee"):

          SECTION 1. GRANT OF OPTION. The Company grants to the Optionee a non-qualified option to purchase, on the terms and conditions hereinafter set forth, 10,000 shares (the "Shares") of the Company's Common Stock, par value $0.001 per share (the "Stock"), at the option price of $3.00 per share. This Option is granted pursuant to the Company's 1999 Directors' Option Plan (the "Plan"), a copy of which is attached hereto as Annex I. This Option is subject in its entirety to the provisions of the Plan, all of which are incorporated by reference herein.

          SECTION 2. PERIOD OF OPTION. This Option will expire at the close of business on JANUARY 8, 2009, ten years from the Date of Grant (the "Expiration Date"), unless earlier terminated pursuant to Section 5 below.

          SECTION 3. RIGHT OF EXERCISE. The Option granted to the Optionee shall become exercisable in full on the date the Plan has been approved by the shareholders of the Company. If the shareholders reject approval of the Plan, the Option shall be deemed null and void and of no further force or effect.
Once exercisable, the Option may be exercised at any time prior to its expiration, cancellation or termination as provided in the Plan. Partial exercise is permitted from time to time provided that no partial exercise of the Option shall be for a number of Shares having a purchase price of less than $1,000 or for a fractional number of Shares.

          SECTION 4.  EXERCISE OF OPTION.

          (a) METHOD OF EXERCISE. This Option shall be exercised by the delivery to the Company of a written notice signed by the Optionee, which specifies the number of Shares with respect to which the Option is being exercised and the date of the proposed exercise. Such notice shall be delivered to the Company's office as set forth in Section 8, no less than three business days in advance of the date of the proposed exercise and shall be accompanied by this Option Certificate. The Optionee may withdraw such notice at any time prior to the close of business on the proposed date of exercise, in which case this Option Certificate shall be returned to him or her.

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          Payment for Shares purchased upon exercise of the Option shall be made at the time of exercise either in cash, by certified check or bank cashier's check or, at the option of the Board of Directors of the Company, in Stock owned by the Optionee and valued at its Fair Market Value (as defined in the Plan) on the date of exercise, or partly in Stock with the balance in cash or by certified check or bank cashier's check. Any payment in Stock shall be effected by its delivery to the Secretary of the Company, endorsed in blank or accompanied by stock powers executed in blank.

          (b) DELIVERY OF STOCK CERTIFICATES UPON EXERCISE. Upon each exercise of this Option, the Company shall mail or deliver to the Optionee, as soon as practicable, a stock certificate or certificates representing the Shares then purchased. Notwithstanding the foregoing, no Option granted under the Plan may be exercised unless and until the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable federal or state securities laws any Shares to be issued upon the exercise of an Option granted under the Plan, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the Shares issued under the Plan may bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Company may also give appropriate stop-transfer instructions to the transfer agent to the Company.

          Further, the Company (or any subsidiary of the Company) may take such provisions as it may deem appropriate for the withholding of any taxes or payment of any taxes which it determines it may be required to withhold or pay in connection with any Option or the payment of Stock pursuant to an Option. The obligation of the Company to issue and deliver Shares pursuant to the Option is conditioned upon the satisfaction of the provisions set forth in this Section.

          SECTION 5. TERMINATION OF OPTION. Except as herein otherwise stated, the Option, to the extent not theretofore exercised, shall terminate upon the first to occur of the following:

                         (a)       the expiration of one year after the date on
                              which the Optionee ceases to be a director of the Company by reason of the Optionee's death or disability; or
                         (b)       the Expiration Date.

          Notwithstanding anything in this Option Certificate to the contrary, in the event that the Optionee ceases to be a director of the Company prior to the exercise of the Option,

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otherwise than as described in (a) above, the Option shall automatically terminate.

          SECTION 6.  RECLASSIFICATION, CONSOLIDATION OR MERGER.

          (a) If the capital stock of the Company shall be subdivided or combined, whether by reclassification, stock dividend, stock split, reverse stock split or other similar transaction, then the number of Shares and the exercise price per Share will be adjusted proportionately.

          (b) In the case of any capital reorganization or any reclassification of the capital stock of the Company (except pursuant to a transaction described in paragraph (a) above (a "Reorganization"), appropriate adjustment may be made by the Company in the number and class of shares subject to or relating to Options awarded under the Plan and outstanding at the time of such Reorganization.

          SECTION 7. RIGHTS PRIOR TO EXERCISE OF OPTION. The Option is non-transferable by the Optionee, except that in the event of the Optionee's death the Option may be transferred by the Optionee's will or by the laws of descent and distribution. During the Optionee's lifetime, the Option shall be exercisable only by the Optionee. The Optionee shall have no rights as a stockholder with respect to the Shares until exercise of the Option and delivery to him or her of shares of Stock.

          SECTION 8. NOTICES, ETC. Any notice hereunder by the Optionee shall be given to the Company in writing, and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Company's office at 2644 30th Street, Santa Monica, California 90405, or at such other address as the Company may designate by notice to the Optionee.

          Any notice or other communication to the Optionee hereunder shall be in writing and any such communication and any delivery to the Optionee hereunder shall be deemed duly given or made if mailed or delivered to the Optionee at such address as the Optionee may have on file with the Company.

          SECTION 9. CONSTRUCTION. The interpretation and construction of this Option is vested in the Company's Board of Directors, and such construction thereby shall be final and conclusive.

          IN WITNESS WHEREOF, the Company has caused this Option Certificate to be executed by its proper corporate officer thereunto duly authorized.

                              TRIMARK HOLDINGS, INC.



                              By
                                   --------------------------------
                              Name:   Jeff Gonzalez
                              Title:  Chief Financial Officer

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